As filed with the Securities and Exchange Commission on December 30, 2010


                                       Securities Act Registration No. 333-65829
                                Investment Company Act Registration No. 811-9067

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
                   Pre-Effective Amendment No. __                         [_]
                  Post-Effective Amendment No. 14                         [X]
                               and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]
                          Amendment No. 14                                [X]

                       KIRR, MARBACH PARTNERS FUNDS, INC.


               (Exact Name of Registrant as Specified in Charter)

                             621 WASHINGTON STREET
                            COLUMBUS, INDIANA 47202
              (Address of Principal Executive Offices) (ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (812) 376-9444

                                 MARK D. FOSTER
                          KIRR, MARBACH & COMPANY, LLC
                             621 WASHINGTON STREET
                            COLUMBUS, INDIANA 47202
                    (Name and Address of Agent for Service)

                                   Copies to:

                                SCOTT A. MOEHRKE
                              KIRKLAND & ELLIS LLP
                               300 NORTH LASALLE
                            CHICAGO, ILLINOIS 60654

It  is  proposed  that this filing will become effective (check appropriate box)

   [_]  immediately upon filing pursuant to paragraph (b)

   [_]  on (date) pursuant to paragraph (b)

   [_]  60 days after filing pursuant to paragraph (a)(1)


   [X]  on February 28, 2011 pursuant to paragraph (a)(1)


   [_]  on 75 days after filing pursuant to paragraph (a)(2)

   [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

   [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

PROSPECTUS
dated January 3, 2011

                       KIRR, MARBACH PARTNERS FUNDS, INC.

                   KIRR, MARBACH PARTNERS VALUE FUND (KMVAX)


     The investment objective of the Kirr, Marbach Partners Value Fund (the "Fund") is long-term capital growth.


     This Prospectus contains information you should consider before you invest in the Fund. Please read it carefully and keep it for future reference.

                              ____________________

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OFFERED BY THIS PROSPECTUS, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                           TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------


SUMMARY........................................................................1

HIGHLIGHTS AND RISKS...........................................................6

INVESTMENT OBJECTIVE...........................................................8

HOW THE FUND INVESTS...........................................................8

FUND MANAGEMENT...............................................................10

HOW TO PURCHASE SHARES........................................................12

HOW TO REDEEM SHARES..........................................................16

VALUATION OF FUND SHARES......................................................19

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN...................................20

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT......................20

MARKET TIMING AND PORTFOLIO HOLDINGS DISCLOSURE...............................22

FINANCIAL HIGHLIGHTS..........................................................23

ADDITIONAL INFORMATION........................................................26



                         _____________________________

     In deciding whether to invest in the Fund, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Fund has not authorized others to provide additional information. The Fund does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                                    SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

        Redemption Fee on Shares held less than 30 days
        (as a % of amount redeemed).                                       1.00%
        Exchange Fee ..................................................   $5.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


        Management Fees.................................................  1.00%
        Distribution and Service (12b-1) Fees ..........................  0.06%
        Other Expenses..................................................  0.84%
        Total Annual Fund Operating Expenses............................  1.90%
        Fee Waivers and/or Expense Reimbursements(1) ...................(0.45)%
        Total Annual Fund Operating Expenses After Fee
          Waivers and/or Expense


        Reimbursements (1) ...........................................     1.45%

------------


(1) Until February 29, 2012, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets. After such date, the total operating expense limitations may be terminated or revised at any time. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, to the extent actual fees and expenses for a period are less than the expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For additional information, see "Fund Management."


                                    EXAMPLE

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please note that the one-year number is based on the Fund's net expenses resulting from the expense cap agreement described above. The three-, five- and ten-year numbers are based on the Fund's expenses before any waiver or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:


       1 Year               3 Years              5 Years             10 Years
       ------               -------              -------             --------
          $148               $553                  $985               $2,186


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies with medium market capitalizations. A medium capitalization company would typically have a market capitalization between $1 billion to $10 billion. The Fund may also invest in small capitalization companies with a market capitalization of less than $1 billion and, from time to time, large capitalization companies with a market capitalization of more than $10 billion. Under normal circumstances, 50% or more of the Fund's investments will consist of common stocks of medium capitalization companies, and at least 65% of the Fund's total assets will consist of common stocks or other equity securities.


The Adviser generally follows a value approach to investing for the Fund. Accordingly, the Fund will focus on securities of companies that the Adviser believes are undervalued relative to their intrinsic worth and possess certain characteristics that the Adviser believes will lead to a higher market price over time.

PRINCIPAL RISKS OF INVESTING IN THE FUND

STOCK MARKET RISK. Equity Funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value.

MID-CAP/SMALL-CAP RISK. Medium capitalization and small capitalization companies may not have the size, resources or other assets of large capitalization companies. The securities of medium capitalization and small capitalization companies may fluctuate more than those of large capitalization companies. Additionally, the securities of medium capitalization and small capitalization companies may be less liquid than those of large capitalization companies, meaning the Fund might have greater difficulty selling such securities at a time and price that the Fund would like.

FOREIGN INVESTMENT RISK. The Fund's foreign investments may increase or decrease in value depending on foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investments. Many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. The costs of foreign investing also tend to be higher than the costs of investing in domestic securities.

PERFORMANCE INFORMATION

The performance information that follows gives some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Please remember that the Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future. You may obtain performance information current to the most recent month-end by calling 1-800-870-8039.

                      2000-2009 CALENDAR YEAR TOTAL RETURN

                                2000            18.25%
                                2001            15.66%
                                2002           -17.82%
                                2003            31.86%
                                2004            13.58%
                                2005             6.69%
                                2006            15.58%
                                2007            -5.18%
                                2008           -44.88%
                                2009            37.55%


    The Fund's year-to-date total return as of September 30, 2010 is 14.05%.


                        BEST AND WORST QUARTERLY RETURNS
       BEST                                                     WORST
   June 30, 2009                                          December 31, 2008
      21.73%                                                   -29.51%
(2nd quarter, 2009)                                      (4th quarter, 2008)


                                     AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)


                                           1 YEAR      5 YEARS      10 YEARS
Return Before Taxes                         37.55%      -2.38%        4.09%
Return After Taxes on Distributions(1)      37.33%      -3.07%        3.45%
Return After Taxes on Distributions
  and Sale of Fund Shares                   24.71%      -1.91%        3.59%
--------------------------------------------------------------------------------
Russell 3000 Index(2)                       28.34%      0.76%         -0.20%
S&P 500 Index(3)                            26.46%      0.42%         -0.95%


(The indexes presented reflect no deduction for fees, expenses, or taxes)

------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. The Russell 3000 Index cannot be invested in directly.

(3) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This information shows how the Fund's performance compares with the returns of one of the most widely used U.S. equity indexes. The S&P 500 Index cannot be invested in directly.

MANAGEMENT OF THE FUND

Investment Adviser: Kirr, Marbach & Company, LLC (the Adviser).

Portfolio Manager: Mark D. Foster, Chief Investment Officer of the Adviser, has served as a portfolio manager since 1987.

PURCHASE AND SALE OF FUND SHARES


You may purchase shares of the Fund through any dealer which has entered into a sales agreement with the distributor, in its capacity as principal underwriter of shares of the Fund, or through the Distributor directly. The Transfer Agent may also accept purchase applications. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment is $100.


Investors may request redemption of part or all of their Fund shares at any time at the next determined net asset value. An investor should contact the Transfer Agent for further information concerning redemption of Fund shares.

TAX INFORMATION


For federal income tax purposes, all dividends paid by the Fund and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Deferred taxes may be payable at a later date. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                              HIGHLIGHTS AND RISKS

WHAT IS THE GOAL OF THE FUND?

The Fund's goal is long-term capital growth. This goal is sometimes referred to as the Fund's investment objective. For more information, see "Investment Objective."

WHAT WILL THE FUND INVEST IN?

The Fund invests primarily in common stocks. The Fund may also invest in preferred stocks and foreign securities in pursuing its investment objective. The Fund attempts to achieve its goal by choosing investments that the Adviser believes will increase in value. The stocks selected for the Fund will be those the Adviser believes are currently undervalued, i.e., those stocks trading at a discount to intrinsic value. The Fund will normally invest at least a majority of its assets in the common stocks of medium capitalization companies. The Fund may also invest in the common stocks of small capitalization and large capitalization companies. Current income from dividends or interest is not an important factor in selecting investments for the Fund. The Fund cannot guarantee that it will achieve its goal. For more information, see "How the Fund Invests."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

   The main risks of investing in the Fund are:

      o   Stock Market Risk:       Equity funds  like  the  Fund  are subject
                                   to stock market risks and significant
                                   fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in value of stocks are generally greater than for bonds or other debt investments.

      o   Mid-Cap/Small-Cap Risk:  Medium  capitalization  and  small capitalization companies may not have the size, resources or other assets of large capitalization companies. These medium capitalization and small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in value of the stock market in general.

      o   Stock Selection Risk:    The stocks selected by  the Adviser may
                                   decline in value or not increase in value when the stock market in general is rising.

      o   Liquidity Risk:          The Adviser may  not  be  able to sell stocks
                                   at an optimal time or price.

      o   Foreign Investment Risk: The  Fund's foreign investments may increase or decrease in value depending on foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investments. Many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. The costs of foreign investing also tend to be higher than the costs of investing in domestic securities.

      You should be aware that you may lose money by investing in the Fund. Because of the Fund's focus on value investing, it may not be a complete investment program for the equity portion of your portfolio.

IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?

      The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Fund may be appropriate if:

     o    your goal is long-term capital growth;

     o you want to allocate some portion of your long-term investments to value investing;

     o    you do not require current income from this investment; and

     o you are willing to accept short-term to intermediate-term fluctuations in value to seek possible higher long-term returns.

                              INVESTMENT OBJECTIVE

      The Fund's investment objective is long-term capital growth.

                              HOW THE FUND INVESTS

     The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies with medium market capitalizations. A medium capitalization company would typically have a market capitalization of between $1 billion to $10 billion. Under normal circumstances, 50% or more of the Fund's investments will consist of common stocks of medium capitalization companies. The Fund may also invest in small capitalization companies with a market capitalization of less than $1 billion and, from time to time, large capitalization companies with a market capitalization of more than $10 billion.

     The Adviser generally follows a value approach to investing for the Fund. Accordingly, the Fund will focus on securities of companies that the Adviser believes are undervalued relative to their intrinsic worth and possess certain characteristics that the Adviser believes will lead to a higher market price over time. In identifying securities for the Fund, the Adviser uses a number of proprietary and non-proprietary sources, including computerized fundamental databases, brokerage and other industry contacts and on-premises management interviews and site visits. In the research process, the Adviser reviews certain attributes that it believes a security should have for the Fund to invest in it, such as:

     o    Strong, shareholder-oriented management;

     o    Strong balance sheet and financial characteristics;

     o    Low price to earnings ratio;

     o Low price to earnings growth (i.e., growth at a reasonable current price);

     o    Low price to free cash flow ratio;

     o Current price reflects substantial discount from the liquidation or sale value of its underlying assets;

     o    Positive change in company and/or industry fundamentals; and

     o    Lack of following by a significant number of analysts or out of favor.

The securities the Adviser selects typically possess some but not all of the above attributes. Because of the Fund's focus on value investing, it may not be a complete investment program for the equity portion of your portfolio.

     The Fund has no minimum holding period for its investments and will sell securities whenever the Adviser believes it is consistent with the Fund's investment objective. The Fund typically sells a security when the Adviser believes it has achieved its target price, shows deteriorating fundamentals or falls short of the Adviser's expectations. The Fund will attempt to maximize investment returns. Potential tax consequences to Fund shareholders will be a secondary consideration when it sells securities. Investors may realize taxable capital gains as a result of frequent trading of the Fund's assets. In addition, the Fund incurs transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

     Under normal circumstances, the Fund expects to be substantially fully invested in common stocks and other equity securities and will invest at least 65% of its total assets in common stocks and other equity securities. Other equity securities will primarily be preferred stocks and depositary receipts. Common stocks are units of ownership of a corporation. Preferred stocks are stocks that often pay dividends at a specified rate and have preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock.

     In pursuing its investment objective, the Fund may invest up to 20% of its total assets in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other foreign instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. EDRs are European receipts evidencing a similar arrangement.

     To respond to adverse market, economic, political or other conditions, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions. Money market instruments include:

         o   Commercial paper;

         o   Short-term U.S. government securities;

         o   Repurchase agreements;

         o   Banker's acceptances;

         o   Certificates of deposit;

         o   Time deposits; and

         o   Other short-term fixed income securities.

     If these temporary, defensive strategies are used, it is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

     The Fund may invest up to 25% of its total assets in fixed income securities and, pending investment or to pay redemption requests and expenses of the Fund, the Fund may hold a portion of its assets in short-term money market securities and cash. The Fund may also invest a limited amount of assets in illiquid securities. See the Fund's SAI for additional information.

                                FUND MANAGEMENT

ADVISER


     The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC, the Adviser, under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors. The Adviser, 621 Washington Street, Columbus, Indiana 47202, is an Indiana limited liability company and has been serving clients since 1975. As of September 30, 2010, the Adviser managed approximately $351 million for individual and institutional clients. Under the Investment Advisory Agreement, the Fund pays the Adviser an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Pursuant to an agreement with the Fund, the Adviser will waive its management fee and reimburse the Fund's other expenses so that the Fund's total operating expenses do not exceed 1.45% of its average daily net assets until February 29, 2012. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement with the Adviser for 2010 is available in the Fund's semi-annual report for the period ending March 31, 2010. A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement with the Adviser for 2011 will be available in the Fund's semi-annual report for the period ending March 31, 2011.


     Under the Investment Advisory Agreement, not only is the Adviser responsible for management of the Fund's assets, but also for portfolio transactions and brokerage.

PORTFOLIO MANAGER

     MARK D. FOSTER. Chief Investment Officer of the Adviser, Mr. Foster received a Bachelor of Science degree in finance from Ball State University in 1979. Prior to joining the Adviser, Mr. Foster managed equity investments for Merchants Investment Counseling, Inc. Mr. Foster joined the Adviser in 1987 as a portfolio manager and has served in his current position since 1997. Mr. Foster is a Chartered Financial Analyst.

     The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

CUSTODIAN

      U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the Fund's assets.

TRANSFER AGENT AND ADMINISTRATOR

      U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator.

DISTRIBUTOR

     Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Fund's shares (the "Distributor").

                             HOW TO PURCHASE SHARES

     Shares of the Fund may be purchased at net asset value (as described below) through any dealer which has entered into a sales agreement with the Distributor, in its capacity as principal underwriter of shares of the Fund, or through the Distributor directly. The Transfer Agent may also accept purchase applications. All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.

     In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-870-8039 if you need additional assistance when completing your application.

     If the Fund does not have a reasonable belief of the identity of a customer, the account may be rejected or the customer may not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

     Payment for Fund shares should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. The minimum initial investment in the Fund is $1,000. Subsequent investments of at least $100 may be made by mail or by wire. For investors using the Automatic Investment Plan, as described below, the minimum investment is $1,000 with a minimum monthly investment of $100. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

NET ASSET VALUE

     Shares of the Fund are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form (as described below under "Initial Investment" and "Subsequent Investment") by a dealer, the Distributor or the Transfer Agent, as the case may be. Net asset value per share is calculated once daily as of the close of trading (generally 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open. See "Valuation of Fund Shares."

INITIAL INVESTMENT - MINIMUM $1,000

     You may purchase Fund shares by completing the enclosed shareholder application and mailing it and a check payable to "Kirr, Marbach Partners Funds, Inc." to your securities dealer, the Distributor or the Transfer Agent, as the case may be. The minimum initial investment is $1,000. The Fund currently intends to waive the minimum initial investment requirement of $1,000 for certain persons in the discretion of the Fund's officers, including for transactions conducted electronically through financial intermediaries such as fund supermarkets and others. This waiver may be discontinued at any time. If mailing to the Distributor or Transfer Agent, please send to the following address: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. In addition, overnight mail should be sent to the following address:
Kirr, Marbach Partners Funds, Inc., U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box.

     If the securities dealer you have chosen to purchase Fund shares through has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be effected at the net asset value next determined after receipt by the Fund of the dealer's order to purchase shares. Such dealers may also charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

WIRE PURCHASES

     You may also purchase Fund shares by wire. If you are making an initial investment in the Fund, the Transfer Agent must have a completed account application, which can be mailed or sent by overnight delivery to the Transfer Agent at the address shown above, before you wire funds. Your bank must include the name of the Fund, you account number and your name so that monies can be correctly applied. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

                 Wire to:              U.S. Bank, N.A.
                                       777 E. Wisconsin Avenue
                                       Milwaukee, WI  53202
                 ABA Number:           075000022

                 Credit:               U.S. Bancorp Fund Services, LLC
                 Account:              112-952-137

                 Further Credit:       Kirr, Marbach Partners Funds, Inc.
                                       (shareholder account number)
                                       (shareholder name/account registration)

     Please call 1-800-870-8039 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

TELEPHONE PURCHASES

     The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Transfer Agent. Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Fund's shares. To have Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date. Subsequent investments may be made by calling 1-800-870-8039.

PURCHASING SHARES THROUGH FINANCIAL INTERMEDIARIES

     If you purchase shares through a financial intermediary (such as a broker-dealer), certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge you transaction fees for their services. You will not be charged such fees directly by the Fund if you purchase your Fund shares directly from the Fund without the intervention of a financial intermediary.


     The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. The price per share you will receive will be the net asset value next computed after your request is received by the financial intermediary. The Fund may compensate financial intermediaries for assistance under the Fund's Distribution and Shareholder Service Plan (i.e., Rule 12b-1 plan) or otherwise. Certain broker-dealers for the Fund are authorized to designate other financial intermediaries to receive purchase and redemption orders on behalf of the Fund. For additional information, please see the SAI.

AUTOMATIC INVESTMENT PLAN - MINIMUM $1,000

     The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking account. The minimum initial investment for investors using the AIP is $1,000 with a monthly minimum investment of $100. To establish the AIP, complete the appropriate section in the shareholder application. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. In order to participate in the AIP, your bank must be a member of the Automated Clearing House ("ACH") network. You may terminate or change this privilege at any time by notifying the Transfer Agent in writing or by calling 1-800-870-8039 at least five days in advance of the next withdrawal. For additional information on the AIP, please see the SAI.

INDIVIDUAL RETIREMENT ACCOUNTS

     You may invest in the Fund by establishing a tax-sheltered individual retirement account ("IRA"). The Fund offers the Traditional IRA and Roth IRA. For additional information on IRA options, please see the SAI.

SUBSEQUENT INVESTMENTS - MINIMUM $100

     Additions to your account may be made by mail, by wire or by electronic funds transfer through a member of the Automated Clearing House network. Any subsequent investment must be for at least $100. When making an additional purchase by mail, enclose a check payable to "Kirr, Marbach Partners Funds, Inc." and the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please call 1-800-870-8039 for complete wiring instructions.

                              HOW TO REDEEM SHARES

IN GENERAL

     Investors may request redemption of part or all of their Fund shares at any time at the next determined net asset value. See "Valuation of Fund Shares." No redemption request will become effective until a redemption request is received in proper form (as described below) by the Transfer Agent. An investor should contact the Transfer Agent for further information concerning redemption of Fund shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request in good order. However, when a purchase has been made by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days. Redemptions may be made by written request, telephone or wire. You may also redeem Fund shares using the Fund's exchange privilege, as discussed in the SAI.

      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Fund of the broker or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

     Investors who have an Individual Retirement Account must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

     The Fund is not intended as a vehicle for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and costs to longer-term shareholders. The Fund reserves the right to reject purchase orders from shareholders that appear to be market timers. In addition, the Fund reserves the right to redeem shares in kind and distribute Fund securities to a redeeming shareholder, including in situations involving short-term holdings of Fund shares, subject to requirements under the Investment Company Act. Further, in order to minimize the negative effects market-timers have on the Fund, investors making a redemption request for shares purchased within 30 days will be charged a transaction fee of 1% of the net asset value of the shares being redeemed or exchanged.

     Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $1,000. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

WRITTEN REDEMPTION

     For most redemption requests, an investor need only furnish a written, unconditional request to redeem his or her shares at net asset value to the Transfer Agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Overnight mail should be sent to Kirr, Marbach Partners Funds, Inc., U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207. Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent will charge a $15 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

TELEPHONE REDEMPTION

     Shares of the Fund may also be redeemed by calling the Transfer Agent at 1-800-870-8039. Redemption requests by telephone are available for redemptions of $1,000 or more. Redemption requests for less than $1,000 must be in writing. In order to utilize this procedure, an investor must have previously elected this option in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account via wire or ACH transfer. Funds sent via ACH are automatically credited to your account within three business days. There is currently no charge for this service. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone redemptions may not be modified or canceled.

     The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request if so advised.

REDEEMING SHARES THROUGH FINANCIAL INTERMEDIARIES

     If you redeem shares through a financial intermediary (such as a broker-dealer), such financial intermediary may charge you transaction fees for their services. You will not be charged such fees if you redeem your Fund shares directly through the Fund without the intervention of a financial intermediary.

SYSTEMATIC WITHDRAWAL PLAN

     The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the SAI for more information.

SIGNATURE GUARANTEES

     Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares; (ii) redemption requests to be mailed or wired to other than the address that appears of record; (iii) any redemption request if a change of address has been received by the Fund or the Transfer Agent within the last 15 days; (iv) a request to add the telephone redemption option to an existing account; (v) additions or changes to wiring (bank) instructions; and (vi) changes to account ownership. In addition to the situations above, the Fund and/or Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, saving associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

REDEMPTION IN KIND

     The Fund has reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the Fund's net asset value being redeemed. Please see the SAI for more information.

MONEY MARKET EXCHANGE

     The Fund has established a program which permits Fund shareholders to exchange Fund shares for shares of the First American Treasury Obligations Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Shareholders will be charged a $5 fee for each telephone exchange. Please see the SAI for more information on the exchange privilege.

                            VALUATION OF FUND SHARES

     Net asset value for the Fund is calculated by taking the value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Net asset value is not determined on days the NYSE is closed. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining net asset value, expenses are accrued and applied daily and investments for which market quotations are readily available are valued at market value. Any investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. The Fund uses pricing services to assist in determination of market value. Foreign securities may trade during hours and on days that the NYSE is closed and a Fund's NAV is not calculated. Although the Fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

                  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "12b-1 Plan"), which authorizes it to pay the Distributor and certain financial intermediaries (such as broker-dealers) who assist in distributing Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of its average daily net assets (computed on an annual basis). To the extent expenses are incurred under the 12b-1 Plan, the 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than paying other types of sales charges. For additional information on the 12b-1 Plan, please see the SAI.

            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

     For federal income tax purposes, all dividends paid by the Fund and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). The capital gain holding period (and the applicable tax rate) is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Certain qualifying distributions paid out of the Fund's investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income and short-term capital gain. The Fund expects that, because of its investment objective, its distributions will consist of a blend of long- and short-term capital gains. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The Fund intends to pay dividends and distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. An investor may change an election by telephone, subject to certain limitations, by calling the Transfer Agent at 1-800-870-8039.

     Investors requesting to have dividends and/or capital gains paid in cash may choose to have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.

     If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

     If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28%.

     Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund generally is the difference between the cost of your shares and the price you receive when you sell them. An exchange of Fund shares for shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                MARKET TIMING AND PORTFOLIO HOLDINGS DISCLOSURE

MARKET TIMING POLICY

     The Fund is intended for long-term investors and is not intended as a vehicle for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and transaction costs to longer-term shareholders. Because of the potential harm to the Fund and long-term shareholders, the Board of Directors approved policies and procedures designed to discourage market timers. As part of such policies and procedures, the Fund reserves the right to reject purchase orders from shareholders that appear to be market timers or who otherwise engage in excessive short-term trading. In addition, the Fund reserves the right to redeem shares in kind and distribute Fund securities to a redeeming shareholder, including in situations involving short-term holdings of Fund shares, subject to requirements under the Investment Company Act. Further, in order to minimize the negative effects market-timers have on the Fund, investors making a redemption or exchange request for shares purchased within 30 days will be charged a redemption fee of 1% of the net asset value of the shares being redeemed or exchanged. These policies and procedures apply to any account.

PORTFOLIO HOLDINGS DISCLOSURE

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

     The Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund's website on or soon after the 21st day after the end of each fiscal quarter. The Fund's quarterly shareholder report will remain available on the Fund's website at least until the date on which the Fund discloses its complete schedule of portfolio holdings for such fiscal quarter on its Form N-CSR or Form N-Q as filed with the Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended September 30, 2006, September 30, 2007, September 30, 2008, September 30, 2009 and
September 30, 2010 have been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.




                                                             YEAR ENDED SEPTEMBER 30
                                            -----------------------------------------------------------
                                               2010        2009         2008        2007         2006
                                            -----------------------------------------------------------
PER SHARE DATA:

Net asset value, beginning of period ..... $     9.57   $    10.54   $    16.66   $    15.56    $ 14.98
                                           ----------   ----------   ----------   ----------    -------
Income from investment operations:
   Net investment income (loss) ..........      (0.07)         0.11        (0.04)       (0.03)      --
   Net realized and unrealized
     gain/(loss) on investments ..........       2.14       (1.08)       (4.27)        1.74       1.38
                                           ----------   ----------   ----------   ----------    -------
   Total from investment operations ......       2.07       (0.97)       (4.31)        1.71       1.38
                                           ----------   ----------   ----------   ----------    -------

Less distributions:
   Dividends from net investment income .. $   (0.11)   $     --     $     --     $     --      $ (0.05)
   Distributions from net capital gains .. $     --     $     --     $   (1.81)   $    (0.61)   $ (0.75)
                                           ----------   ----------   ----------   ----------    -------
    Total distributions .................. $   (0.11)   $     --     $   (1.81)   $    (0.61)   $ (0.80)
                                           ----------   ----------   ----------   ----------    -------
   Net asset value, end of period ........ $    11.53   $     9.57   $    10.54   $    16.66    $ 15.56
                                           ==========   ==========   ==========   ==========    =======

TOTAL RETURN .............................      21.79%      (9.20)%     (28.39)%      11.14%      9.59%

SUPPLEMENTAL DATA AND RATIOS:

   Net assets, end of period (in
     millions) ........................... $     29.0   $     25.7   $     36.2   $     52.8    $  46.5

   Ratio of expenses to average net
     assets:
     Before expense reimbursement ........       1.90%        1.99%        1.54%        1.51%      1.59%
     After expense reimbursement .........       1.45%        1.45%        1.45%        1.45%      1.45%

   Ratio of net investment
     income/(loss) to average net
     assets:
     Before expense reimbursement ........     (1.12)%        0.71%        (0.37)%      (0.24)%    (0.13)%
     After expense reimbursement .........     (0.67)%        1.25%        (0.28)%      (0.18)%     0.01%

   Portfolio turnover rate ...............         23%          48%           34%           32%       38%


                                        ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


DIRECTORS                                   CUSTODIAN

Mark D. Foster                              U.S. BANK, N.A.
Mickey Kim                                  1555 N. River Center Drive,
Jeffrey N. Brown                            Suite 302
Mark E. Chesnut                             Milwaukee, Wisconsin 53212
John F. Dorenbusch


PRINCIPAL OFFICERS                          ADMINISTRATOR, TRANSFER AGENT
                                            AND DIVIDEND-DISBURSING AGENT

Mark D. Foster, President                   U.S. BANCORP FUND SERVICES, LLC

Mickey Kim, Vice President, Treasurer,      Third Floor
Secretary and Chief Compliance Officer      615 E. Michigan Street
                                            Milwaukee, Wisconsin  53202

INVESTMENT ADVISER                          INDEPENDENT REGISTERED PUBLIC
                                            ACCOUNTING FIRM

KIRR, MARBACH & COMPANY, LLC                TAIT, WELLER & BAKER LLP
621 Washington Street                       1818 Market Street, Suite 2400
Columbus, Indiana  47202                    Philadelphia, Pennsylvania  19103

DISTRIBUTOR                                 LEGAL COUNSEL

QUASAR DISTRIBUTORS, LLC                    KIRKLAND & ELLIS LLP
615 East Michigan Street                    300 North LaSalle
Milwaukee, Wisconsin  53202                 Chicago, Illinois  60654

     The SAI for the Fund contains additional information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted on the cover page of this Prospectus or through the Fund's website at www.kmpartnersfunds.com. These documents may also be obtained from certain financial intermediaries, including the Fund's Distributor, who purchase and sell Fund shares. Shareholder inquiries and requests for other information about the Fund can be directed to the Fund at the address and toll-free telephone number on the cover page of this Prospectus.

     Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or writing the Public Reference Section of the SEC at Washington, D.C. 20549-1520.

The Fund's 1940 Act File Number is 811-9067.

                      STATEMENT OF ADDITIONAL INFORMATION

                       KIRR, MARBACH PARTNERS FUNDS, INC.

                   KIRR, MARBACH PARTNERS VALUE FUND (KMVAX)

                                  P.O. BOX 701

                        MILWAUKEE, WISCONSIN 53201-0701

                                 1-800-870-8039


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the KIRR, MARBACH PARTNERS VALUE FUND (the "Fund"), dated January 3, 2011. The Fund is a series of Kirr, Marbach Partners Funds, Inc. (the "Corporation").


     A copy of the Prospectus is available without charge upon request to the above-noted address or toll-free telephone number.

     The Fund's audited financial statements for the fiscal year ended September 30, 2010, are incorporated herein by reference to the Fund's Annual Report, which is available without charge upon request to the above-noted address or toll-free telephone number.


       This Statement of Additional Information is dated January 3, 2011.

                                           TABLE OF CONTENTS
                                                                        Page No.
                                                                        --------


FUND ORGANIZATION..............................................................1

INVESTMENT RESTRICTIONS........................................................1

IMPLEMENTATION OF INVESTMENT OBJECTIVES........................................3

DIRECTORS AND OFFICERS........................................................15

CODE OF ETHICS................................................................15

ANTI-MONEY LAUNDERING PROGRAM.................................................15

PROXY VOTING..................................................................15

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................15

PRINCIPAL SHAREHOLDERS........................................................15

INVESTMENT ADVISER............................................................15

PORTFOLIO MANAGER.............................................................15

FUND TRANSACTIONS AND BROKERAGE...............................................15

CUSTODIAN.....................................................................15

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT..................................15

ADMINISTRATOR.................................................................15

DISTRIBUTOR AND PLAN OF DISTRIBUTION..........................................15

PURCHASE, EXCHANGE AND PRICING OF SHARES......................................15

REDEMPTIONS IN KIND...........................................................15

TAXATION OF THE FUND..........................................................15

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................15

FINANCIAL STATEMENTS..........................................................15

APPENDIX A-1



     In deciding whether to invest in the Fund, you should rely on information in this Statement of Additional Information and related Prospectus. The Fund has not authorized others to provide additional information. The Fund has not authorized the use of this Statement of Additional Information in any state or jurisdiction in which such offering may not legally be made.

                               FUND ORGANIZATION

     The Corporation is an open-end, diversified, management investment company, commonly referred to as a mutual fund. The Fund is a series of common stock of the Corporation, a Maryland company incorporated on September 23, 1998. The Corporation is authorized to issue shares of common stock in series and classes. Each share of common stock of the Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions and in the assets of the Fund in the event of liquidation. No certificates will be issued for shares held in your account. You will, however, have full shareholder rights. Generally, the Corporation will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended (the "1940 Act") or Maryland law. Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Corporation's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Corporation to assist the shareholders in calling such a meeting.

                            INVESTMENT RESTRICTIONS

     The investment objective of the Fund is to seek long-term capital growth. The following are the Fund's fundamental investment restrictions which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. The Fund may also borrow money from other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.


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8.   May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      The following are the Fund's non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the "SEC") or its staff.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5.   Engage in futures or options on futures transactions.

6. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


7. Borrow money except from banks or through reverse repurchase agreements, and will not purchase securities when bank borrowings exceed 5% of its total assets.

     Except for the fundamental investment limitations listed above and the Fund's investment objective, the Fund's other investment policies are not fundamental and may be changed with approval of the Corporation's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                    IMPLEMENTATION OF INVESTMENT OBJECTIVES

     The following information supplements the discussion of the Fund's investment objectives and strategy described in the Prospectus under the captions "Investment Objective" and "How the Fund Invests."

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors of the Corporation, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board of Directors. However, investing in securities which may be resold pursuant to Rule 144A under the Securities Act could have the effect of increasing the level of the Fund's illiquidity to the extent that institutional investors become, for a time, uninterested in purchasing such securities.

     The Board of Directors has delegated to Kirr, Marbach & Company, LLC (the "Adviser") the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for Rule 144A securities deemed to be liquid by the Adviser), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

WARRANTS

     The Fund may invest up to 10% of its net assets in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer of the underlying securities. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant must be exercised prior to its expiration date or it ceases to have value.

FIXED INCOME SECURITIES

     FIXED INCOME SECURITIES IN GENERAL. The Fund may invest up to 25% of its assets in a wide variety of fixed income securities, including bonds and other debt securities and non-convertible preferred stocks. Debt securities are obligations of the issuer to pay interest and repay principal. Preferred stocks have rights senior to a company's common stock, but junior to a company's creditors and, if held by the Fund as a fixed income security, will generally pay a dividend.

     Changes in market interest rates affect the value of fixed income securities. If interest rates increase, the value of fixed income securities generally decrease. Similarly, if interest rates decrease, the value of fixed income securities generally increase. Shares in the Fund are likely to fluctuate in a similar manner. In general, the longer the remaining maturity of a fixed income security, the greater it will fluctuate in value based on interest rate changes. Longer-term fixed income securities generally pay a higher interest rate. The Fund invests in fixed income securities of varying maturities.

     Changes in the credit quality of the issuer also affect the value of fixed income securities. Lower-rated fixed income securities generally pay a higher interest rate. Although the Fund only invests in investment grade debt securities, the value of these securities may decrease due to changes in ratings over time.

     TYPES OF FIXED INCOME SECURITIES. The Fund may invest in the following types of fixed income securities:

     o    Corporate debt securities, including bonds, debentures and notes;

     o    U.S. government securities;

     o    Preferred stocks;

     o    Convertible securities;

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     o    Commercial paper (including variable amount master demand notes);

     o Bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation); and

     o    Repurchase agreements.

     RATINGS. The Fund will limit investments in fixed income securities to those that are rated at the time of purchase as at least investment grade by at least one national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser. Investment grade fixed income securities include:

     o    U.S. government securities;

     o Bonds or bank obligations rated in one of the four highest categories (e.g., BBB- or higher by S&P);

     o Short-term notes rated in one of the two highest categories (e.g., SP-2 or higher by S&P);

     o Commercial paper or short-term bank obligations rated in one of the three highest categories (e.g., A-3 or higher by S&P); and

     o Repurchase agreements involving investment grade fixed income securities.

     Investment grade fixed income securities are generally believed to have a lower degree of credit risk. If a security's rating falls below the above criteria, the Adviser will determine what action, if any, should be taken to ensure compliance with the Fund's investment objective and to ensure that the Fund will at no time have 5% or more of its net assets invested in non-investment grade debt securities. Additional information concerning securities ratings is contained in the Appendix.

     GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities may have different levels of government backing. U.S. Treasury obligations, such as Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. Treasury. Some U.S. government agency securities are also backed by the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA). Other U.S. government securities may be backed by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Bank, or may be backed only by the credit of the agency. The U.S. government and its agencies and instrumentalities only guarantee the payment of principal and interest and not the market value of the securities. The market value of U.S. government securities will fluctuate based on interest rate changes and other market factors.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. The Adviser will limit investments in convertible debt securities to those that are rated at the time of purchase as investment grade by at least one national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser.

     VARIABLE- OR FLOATING-RATE SECURITIES. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

     Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. In other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

     Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment such obligations are of comparable quality to the other obligations in which the Fund may invest.

     The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). See "Implementation of Investment Objectives -- Illiquid Securities." In addition, each variable- and floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.

REVERSE REPURCHASE AGREEMENTS

     The Fund may, with respect to up to 5% of its net assets, engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

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TEMPORARY STRATEGIES

     Prior to investing the proceeds from sales of Fund shares, to meet ordinary daily cash needs or to respond to adverse market, economic, political or other conditions, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions. Money market instruments include:

         o   Commercial paper;

         o   Short-term U.S. government securities;

         o   Repurchase agreements;

         o   Banker's acceptances;

         o   Certificates of deposit;

         o   Time deposits; and

         o   Other short-term fixed income securities.

If these temporary strategies are used for adverse market, economic or political conditions, it is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. To the extent the Fund engages in these temporary strategies, the Fund may not achieve its investment objective.

FOREIGN CURRENCIES

     The Fund may purchase and sell foreign currency on a spot or forward basis to facilitate the purchase of foreign securities. Because most foreign securities are denominated in non-U.S. currencies, the Fund may be required to purchase and sell foreign currencies to engage in transactions in a foreign security. Purchasing and selling foreign currency on a spot (cash) basis involves converting U.S. dollars into the applicable foreign currency or converting the foreign currency into U.S. dollars for purposes of short-term settlement of the foreign security transaction. Purchasing and selling foreign currency on a forward basis involves converting U.S. dollars into the applicable foreign currency or converting the foreign currency into U.S. dollars for purposes of settling a foreign security transaction at some date in the future (i.e., when the Fund is obligated to purchase or sell a foreign security at a specified future date at a specified price). In general, if the currency in which a Fund investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the Fund investment expressed in U.S. dollars.

DEPOSITARY RECEIPTS AND FOREIGN SECURITIES

     The Fund may invest up to 20% of its net assets in foreign securities directly or by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment objectives, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. For example, a non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer, including reliable financial statements. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign countries are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends or interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; possible delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investment. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

INVESTMENT COMPANIES

     The Fund may invest, to a limited extent, in investment companies, including open-end and closed-end mutual funds and money market funds. Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

HIGH-YIELD (HIGH-RISK) SECURITIES

     IN GENERAL. The Fund will invest in fixed income securities rated at the time of purchase as at least investment grade by at least one nationally recognized statistical rating organization ("NRSROs"), such as S&P or Moody's. If a security's rating falls below the ratings criteria set forth under "Implementation of Investment Objectives 3/4 Fixed Income Securities," the Adviser will determine what action, if any, should be taken to ensure compliance with the Fund's investment objective and to ensure that the Fund will at no time have 5% or more of its net assets invested in non-investment grade debt securities. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by S&P and Moody's and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by Moody's and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.

     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market value of lower-quality and comparable unrated securities tends to reflect individual corporate developments to a greater extent than do higher rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than for issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, the Fund may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

     PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

     CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     LEGISLATION. Legislation may be adopted, from time to time, that is designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

WHEN-ISSUED SECURITIES

     The Fund may from time to time invest up to 5% of its net assets in securities purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery of and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer, no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by its purchases of securities on a when-issued basis.

     The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

UNSEASONED COMPANIES

     The Fund may invest up to 5% of its total assets in unseasoned companies, which are companies with less than three years of continuous operation. While smaller companies generally have potential for rapid growth, they often involve higher risks because smaller companies lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of these smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of these companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

SHORT SALES AGAINST THE BOX

     The Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

                             DIRECTORS AND OFFICERS

     Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing the Corporation's business and affairs. The Directors and Officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Directors who are deemed "interested persons" as defined in the 1940 Act, are indicated below under the heading "Interested Directors." Directors who are not deemed to be "interested persons" are indicated below under the heading "Independent Directors."




INTERESTED DIRECTORS
--------------------

------------------- ------------------ ---------------- ---------------------- ------------------- --------------
                                                                                   Number of
                                       Term of Office   Principal Occupations  Portfolios in Fund      Other
                      Position with     and Length of          During          Complex Overseen    Directorships
   Name and Age      the Corporation     Time Served        Past 5 Years          by Director          Held
   ------------      ---------------     -----------        ------------          -----------          ----
------------------- ------------------ ---------------- ---------------------- ------------------- --------------
Mark D. Foster      Director,          Indefinite term  Chief Investment               1               None
(52)(1)             Chairman and       since 1998       Officer, Kirr,
                    President of                        Marbach &
                    the                                 Company, LLC
                    Corporation

------------------- ------------------ ---------------- ---------------------- ------------------- --------------
Mickey Kim (52)(2)  Director, Vice     Indefinite term  Chief Operating                1               None
                    President,         since            Officer and
                    Secretary,         1998;            Chief Compliance
                    Treasurer          Chief            Officer, Kirr,
                    and Chief          Compliance       Marbach &
                    Compliance         Officer          Company, LLC
                    Officer            since 2004


------------------- ------------------ ---------------- ---------------------- ------------------- --------------


INDEPENDENT DIRECTORS
---------------------

------------------ ------------------- ---------------- ---------------------- ------------------ ---------------
Jeffrey N. Brown   Director            Indefinite term  President, Home News           1               None
(51)                                   since 1998       Enterprises, a
                                                        newspaper company
------------------ ------------------- ---------------- ---------------------- ------------------ ---------------
Mark E. Chesnut    Director            Indefinite term  Retired, formerly              1               None
(63)                                   since 1998       Vice-President,
                                                        Cummins Inc., an
                                                        engine manufacturer
                                                        and power generation
                                                        company
------------------ ------------------- ---------------- ---------------------- ------------------ ---------------
John               Director            Indefinite term  Retired, formerly              1               None
F. Dorenbusch                          since 1998       President, Tipton
(73)                                                    Lakes Company, a real
                                                        estate development
                                                        company, and formerly
                                                        President and
                                                        Director of Irwin
                                                        Management Company,
                                                        an investment,
                                                        financial and tax
                                                        management company
------------------ ------------------- ---------------- ---------------------- ------------------ ---------------

(1)    Mark D. Foster is an owner and officer of the Adviser.

(2)    Mickey Kim is an owner and officer of the Adviser.

     The address for all of the Directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47202.

     The Board of Directors consists of five Directors, two of whom are "interested persons" including the Chairman of the Board. The Board does not have a lead "independent director." The Board believes that this structure, combined with the Board committees discussed below, best allows it to handle its responsibilities to the Fund efficiently and thoroughly. The Board of Directors is responsible for general oversight of the Fund's operations, including risk management. The Board of Directors does not directly oversee the day-to-day operations of the Fund, but does ultimately select, approve and monitor the officers and service providers that carryout the Fund's operations and the policies and procedures that guide those officers and service providers. The Board of Directors meets at least quarterly, and more frequently if needed, to review the Fund's operations. As part of that process, the Board reviews reports from, and engages in discussions with, the Chief Compliance Officer, the Adviser, the Administrator and other service providers.

     The Board also oversees risk through its committees. The Board of Directors has a standing Audit Committee and a Pricing Committee. The Audit Committee is responsible for monitoring the integrity of the Corporation's financial reporting process and internal control systems, monitoring the overall performance of the Corporation's fund accounting agent and providing an avenue of communication among the independent accountants, the fund accounting agent and the Board of Directors. The members of the Audit Committee are Mr. Brown (Chairperson), Mr. Chesnut and Mr. Dorenbusch, none whom is deemed an "interested person," as defined in the 1940 Act. The Audit Committee met twice during the past fiscal year. The Pricing Committee is responsible for assisting the Board of Directors in making fair value determinations of securities when no market quotations are readily available. The members of the Pricing Committee are Mr. Kim (Chairperson), Mr. Foster and Mr. Dorenbusch (Mr. Brown is an alternate). The Pricing Committee only meets in the unusual circumstance that it has to price an investment, and no such meetings were required during the past fiscal year.

     The following is a summary of specific experience, qualifications, attributes, and skills that led to the conclusion that each director should serve on the Fund's Board:

     Mark D. Foster is a Chartered Financial Analyst and joined Kirr, Marbach and Company, LLC ("KM"), the Fund's adviser, in 1987. Mr. Foster has been KM's Chief Investment Officer since 1997 and brings to the Board particular experience with financial markets and the day-to-day management and operation of the Fund. In addition, Mr. Foster has 12 years of experience as a director of the Fund.

     Mickey Kim is a Chartered Financial Analyst and joined KM in 1986. Mr. Kim has been KM's Chief Operating Officer since 1996 and Chief Compliance Officer since 2004 and brings to the Board particular experience with securities regulatory matters and the day-to-day management and operation of the Fund. In addition, Mr. Kim has 12 years of experience as a director of the Fund.

     Jeffrey N. Brown is President of Home News Enterprises, a newspaper publishing company, and brings to the Board particular experience with advertising/marketing, media relations and business management. In addition, Mr. Brown has 12 years of experience as a director of the Fund.

     Mark E. Chesnut is retired, formerly Vice-President of Cummins, Inc., a Fortune 500 engine manufacturer and power generation company, and brings to the Board particular experience with business management. In addition, Mr. Chesnut has 12 years of experience as a director of the Fund.

     John F. Dorenbusch is retired, formerly President of Tipton Lakes Company, a real estate development company, and formerly President and Director of Irwin Management Company, an investment, financial and tax management company, and brings to the Board particular experience with finance and business management. In addition, Mr. Dorenbusch has 12 years of experience as a director of the Fund.



     As of November 30, 2010, Officers and Directors of the Corporation beneficially owned 11.34% of the shares of common stock of the Fund's then outstanding shares. Directors and Officers of the Corporation who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.

     The following table sets forth dollar ranges of securities beneficially owned by each Director as of December 31, 2009.


           ----------------------------------- ---------------------------------
                                                   Dollar Range of Equity
         Director                                  Securities in the Fund
         ----------------------------------- -----------------------------------
         -----------------------------------------------------------------------
         INDEPENDENT DIRECTORS
         -----------------------------------------------------------------------
         ----------------------------------- -----------------------------------
         Jeffrey N. Brown                              Over $100,000
         ----------------------------------- -----------------------------------
         Mark E. Chesnut                             $10,001 - $50,000
         ----------------------------------- -----------------------------------
         John F. Dorenbusch                          $10,001 - $50,000
         ----------------------------------- -----------------------------------
         -----------------------------------------------------------------------
         INTERESTED DIRECTORS
         -----------------------------------------------------------------------
         ----------------------------------- -----------------------------------
         Mark D. Foster                                 Over $100,000
         ----------------------------------- -----------------------------------
         Mickey Kim                                     Over $100,000
         ----------------------------------- -----------------------------------


     The following table provides information relating to compensation paid to directors of the Corporation for their services as such for the period October 1, 2009 to September 30, 2010:

                                     Cash                Other
                Name             Compensation(1)      Compensation       Total
                ----             ----------------    --------------      -----


     Mark D. Foster                      $0                  $0              $0

     Mickey Kim                          $0                  $0              $0

     Jeffrey N. Brown                $4,000                  $0          $4,000

     Mark E. Chesnut                 $4,000                  $0          $4,000

     John F. Dorenbusch              $4,000                  $0          $4,000
                                     ______                ______        ______
     All directors as a group
     (5 persons)                    $12,000                  $0         $12,000


--------------------------------------------------------------------------------



(1) Each director who is not deemed an "interested person" as defined in the 1940 Act, received $1,000 for each Board of Directors meeting attended and reasonable expenses incurred in connection therewith. The Board held four meetings during fiscal 2010 and the Audit Committee held two meetings during fiscal 2010.

                                 CODE OF ETHICS

     The Corporation and the Adviser have adopted an Amended and Restated Code of Ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act which governs the personal trading activities of all "Access Persons." Access Persons generally include all directors and officers of the Corporation and the Adviser, as well as certain employees and control persons of the Corporation and the Adviser who have access to information regarding the purchase or sale of securities by the Corporation. The Code of Ethics is based upon the principle that Access Persons have a fiduciary duty to place the interests of Fund shareholders above their own.

     The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code of Ethics requires all Access Persons to complete quarterly transaction reports, acknowledge receipt of the Code of Ethics and certify annually that they have complied with the Code of Ethics. All Access Persons who are not disinterested directors of the Corporation have additional reporting requirements. The Code of Ethics requires Access Persons (other than Access Persons who are disinterested directors of the Corporation) to preclear most securities transactions. The Code of Ethics also places other limitations on the acquisition of securities by Access Persons (other than Access Persons who are disinterested directors of the Corporation), including a ban on acquiring securities in an initial public offering, restrictions on the purchase of private placement securities and a prohibition from profiting on short-term trading in securities.

     In addition, the Corporation has adopted a separate Code of Ethics, in compliance with the Sarbanes-Oxley Act, which governs principal officers of the Corporation and deals with conflicts of interest between such officers and the Corporation.

                         ANTI-MONEY LAUNDERING PROGRAM

     The Corporation has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). The Program provides for the development of internal procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Corporation's Distributor and transfer agent have established proper anti-money laundering programs and procedures, reporting suspicious and/or fraudulent activity and reviewing all new account applications. The Corporation's transfer agent will perform certain functions with respect to anti-money laundering compliance. The Corporation will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act or whose name or country of origin appears on lists maintained by the U.S. Treasury Department or other governmental authorities. The Corporation's obligations under the Program and anti-money laundering laws and regulations could require taking certain actions which would impact a shareholder's ability to access funds invested in a Fund and/or reporting to governmental authorities.

                                  PROXY VOTING

     The Adviser has adopted written proxy voting policies and procedures (the "Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the general policies and procedures that the Adviser will use when voting proxies on behalf of the Fund in order to promote clients' investment objectives. The Adviser's Proxy Policy relies to a significant extent on the recommendations made by Institutional Shareholder Services Inc. ("ISS"), a leading provider of proxy voting and corporate governance services. The proxy voting committee reviews and approves all votes contrary to the recommendations of ISS, noting the reasons why it was in the clients' best interest to do so.

     With respect to a situation that may present a conflict of interest between the Adviser and the Fund, the Proxy Policy provides several alternatives for addressing the conflict, such as obtaining the consent of the Fund's board of directors or a committee of its independent directors prior to voting the proxy or voting the proxy using the established objective policies of ISS.

     Information about the Fund's voting record for the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC's website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Directors has approved policies and procedures with respect to the disclosure of the Fund's portfolio securities. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund's shareholders. Under no circumstances does the Fund or its affiliates receive any compensation in return for the disclosure of information about a Fund's portfolio securities holdings.

     Publication of the Fund's Portfolio Holdings. The Fund will post the complete schedule of its portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund's website on or soon after the 21st day after the end of each fiscal quarter. The Fund's quarterly shareholder report will remain available on the Fund's website at least until the date on which the Fund discloses its complete schedule of portfolio holdings for such fiscal quarter on its Form N-CSR or Form N-Q as filed with the Securities and Exchange Commission.

     Disclosure of Non-Public Portfolio Holdings to Approved Recipients. In accordance with the Fund's policies and procedures, all portfolio holdings information that has not been made public in the manner described above is considered non-public information and may not be disclosed to anyone, other than the Fund's service providers. The following service providers and their personnel may have daily access to the Fund's non-public portfolio holdings information as necessary to provide agreed upon services to the Fund: the Adviser, Transfer Agent, Custodian, Administrator, Distributor, Fund accountant, Fund counsel and Fund independent registered public accounting firm. In each of these instances, a determination has been made that that such disclosure of non-public portfolio holdings information to the service provider is supported by a legitimate business purpose and that the service provider is subject to an independent duty not to disclose or trade on the non-public information.

     Additional Approved Disclosure. Disclosure of the Fund's non-public portfolio holdings information to any other persons not described above requires prior approval by the Fund's Chief Compliance Officer who shall consult with the Board of Directors prior to giving such approval. Such approval will be granted only when the recipient has a legitimate business need for the non-public information, the disclosure of such information is deemed to be in the best interest of shareholders of the Fund and the recipient agrees not to disclose or trade on such non-public information in accordance with the Fund's policies and procedures. It is not anticipated that such approvals will be granted except in rare and extraordinary circumstances. In addition, from time-to-time the Fund's portfolio manager may discuss with the media the fundamentals of certain portfolio companies held by the Fund, but may not disclose the Fund's position in such portfolio companies.

     Oversight of Disclosure. The Fund's Board of Directors reviews the Fund's policies and procedures with respect to the disclosure of non-public portfolio holdings information periodically and may make revisions to such policies from time to time. In addition, the Chief Compliance Officer of the Company periodically reports to the Board of Directors regarding compliance with the Fund's policies and procedures.

                             PRINCIPAL SHAREHOLDERS

     As of November 30, 2010, the following person owned of record or is known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of the Fund:


                                                                 Owned of Record
                                                                 or Beneficially
Name and Address               No. of Shares    Percentage           or Both
----------------               -------------    ----------       ---------------
David M. Kirr                      212,285        6.83%                 Both
3665 Woodside Drive
Columbus, Indiana 47201

Terry B. Marbach                   201,528        6.48%                 Both
9704 W. Raintree Drive
Columbus, Indiana 47201

Mickey Kim                         161,922        5.21%                 Both
500 S. Country Club Road
Columbus, Indiana 47201

Charles Schwab & Co., Inc.         823,497       26.48%                 Record
101 Montgomery Street
San Francisco, CA 94104-4151

TD Ameritrade, Inc.                285,464        9.18%                 Record
P.O. Box 2226
Omaha, NE 68103-2226


     Based on the foregoing, as of November 30, 2010, the Fund is not aware of any one security holder beneficially owning 25% or more of the Fund's voting securities.



                               INVESTMENT ADVISER

     Kirr, Marbach & Company, LLC (the "Adviser") is the investment adviser to the Fund. The Adviser is controlled by Mark Foster and Mickey Kim through their ownership interests in the Adviser. Mark Foster and Mickey Kim are also officers of the Adviser, as well as directors and officers of the Corporation.

     The investment advisory agreement between the Corporation and the Adviser dated as of June 10, 2005 (the "Advisory Agreement") has an initial term of two years and thereafter is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors, including by a majority of the disinterested directors, on November 16, 2004 and by a majority of the Fund's outstanding voting securities on May 16, 2005.

     The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment. The Advisory Agreement executed on June 10, 2005 replaced the previous advisory agreement between the Corporation and the Adviser dated July 26, 2002.

     Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Corporation's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Fund. As compensation for its services, the Fund pays the Adviser an annual management fee of 1.00% of its average daily net assets. The advisory fee is accrued daily and paid monthly.


     Pursuant to an agreement with the Fund, the Adviser will waive its management fee and reimburse the Fund's other expenses so that the Fund's total operating expenses do not exceed 1.45% of its average daily net assets until February 29, 2012. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For the fiscal year ended September 30, 2008, the Fund paid the Adviser $402,302 for its investment advisory services. If the Adviser had not agreed to waive its management fee for the fiscal year ended September 30, 2008, the Adviser would have received an additional $41,532 from the Fund for its investment advisory services. For the fiscal year ended September 30, 2009, the Fund paid the Adviser $106,629 for its investment advisory services. If the Adviser had not agreed to waive its management fee for the fiscal year ended September 30, 2009, the Adviser would have received an additional $122,876 from the Fund for its investment advisory services. For the fiscal year ended September 30, 2010, the Fund paid the Adviser $149,408 for its investment advisory services. If the Adviser had not agreed to waive its management fee for the fiscal year ended September 30, 2010, the Adviser would have received an additional $120,028 from the Fund for its investment advisory services


                               PORTFOLIO MANAGER

     Portfolio Manager. Mark Foster is the portfolio manager for the Fund.

     Portfolio Manager Compensation. Mr. Foster, a principal of the Adviser, is entitled to base compensation for his position as the Adviser's portfolio manager and Chief Investment Officer, which consists of direct salary and benefits (including the Adviser's contribution to Mr. Foster's retirement plan account). In addition, as a significant owner of the Adviser, Mr. Foster shares in the profits of the Adviser. Mr. Foster is not directly compensated by the Fund, although the Fund pays the Adviser an investment management fee, which contributes to the profitability of the Adviser. Neither Mr. Foster's base total compensation nor his profit allocation is directly tied to the investment performance of the Fund or that of the Adviser's separate accounts. However, to the extent investment performance impacts the level of the Adviser's assets under management, the Adviser's revenues, which are based on assets under management, and profitability will be affected.

     Other Accounts Managed by Portfolio Manager. The following table sets forth certain information regarding the other accounts managed by the Fund's portfolio manager as of September 30, 2010.


        ----------------------------- ---------------------- ----------------
                  Portfolio Manager     Number of Other      Assets Managed
                                        Accounts Managed        in Other
                                                                Accounts
        ----------------------------- ---------------------- ----------------
        Mark Foster                             247            $322 million
        ----------------------------- ---------------------- ----------------


     The Adviser does not receive performance-based fees from any accounts, including registered investment companies. The portfolio manager does not manage other registered investment company accounts or pooled investment vehicle accounts. The Adviser believes there are no identifiable material conflicts of interests in connection with the portfolio manager's simultaneous management of the Fund and the other accounts because the Fund is managed in substantially the same manner as the other accounts, invested in liquid positions and the Adviser does not to any material extent purchase or sell limited opportunity investments for clients.

     Ownership of Fund Shares by Portfolio Managers. The following table sets forth dollar ranges of securities beneficially owned by the Portfolio Manager as of September 30, 2010.

     ------------------------------- ------------------------------------
       Portfolio Manager              Dollar Range of Equity Securities
                                                    in the
                                                    Fund
     ------------------------------- ------------------------------------
          Mark Foster
                                               Over $1,000,000
     ------------------------------- ------------------------------------

                        FUND TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, the Adviser, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. The Adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Adviser seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of the Fund's shares.

     When the Adviser buys or sells the same security for two or more advisory accounts, including the Fund, the Adviser may place concurrent orders with a single broker to be executed as a single, aggregated block in order to facilitate orderly and efficient execution. Whenever the Adviser does so, each advisory account on whose behalf an order was placed will receive the average price at which the block was executed and will bear a proportionate share of all transaction costs, based on the size of the advisory account's order. While the Adviser believes combining orders for advisory accounts will, over time, be advantageous to all participants, in particular cases the average price at which the block was executed could be less advantageous to one particular advisory account than if the advisory account had been the only account effecting the transaction or had completed its transaction before the other participants.

     Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include: (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     In selecting brokers or dealers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Fund. The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     The aggregate amount of brokerage commissions paid by the Fund for the fiscal year ended September 30, 2008 was $78,765. For the same period, the Fund paid $55,018 in brokerage commissions with respect to $290,724,586 in transactions for which research services were provided and the Fund did not acquire any stock of its regular brokers or dealers. The aggregate amount of brokerage commissions paid by the Fund for the fiscal year ended September 30, 2009 was $69,880. For the same period, the Fund paid $61,452 in brokerage commissions with respect to $60,732,424 in transactions for which research services were provided and the Fund did not acquire any stock of its regular brokers or dealers. The aggregate amount of brokerage commissions paid by the Fund for the fiscal year ended September 30, 2010 was $26,455. For the same period, the Fund paid $25,588 in brokerage commissions with respect to $12,814,321 in transactions for which research services were provided and the Fund did not acquire any stock of its regular brokers or dealers.


     The Adviser may, from time to time, cause advisory accounts, including the Fund, to participate in initial public offerings ("IPOs"). The Adviser's policy is to allocate, to the extent operationally and otherwise practical, IPOs to each advisory account without regard to the size or fee structure of the advisory account. The Adviser allocates IPOs to advisory accounts based on numerous issues, including cash availability, the time advisory account funds have been available for investment or have had investments available for sale, investment objectives and restrictions, an advisory account's participation in other IPOs and relative size of portfolio holdings of the same or comparable securities. An additional consideration used in the Adviser's allocation of IPOs is the relative investment performance of an advisory account versus the index benchmarks and/or the average of all of the Adviser's advisory accounts. From time to time, the Adviser may allocate IPOs to enhance the performance of advisory accounts that the Adviser believes have lagged relative to the performance of other accounts. The Adviser's participation in and allocation of IPOs is extremely limited.

     The Adviser places portfolio transactions for other advisory accounts managed by the Adviser. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

                                   CUSTODIAN

     As custodian of the Fund's assets pursuant to a Custodian Servicing Agreement with the Corporation, U.S. Bank, N.A., ("U.S. Bank"), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Corporation. For these services, U.S. Bancorp receives from the Corporation out-of-pocket expenses plus the following aggregate annual fees, based on the Fund's aggregate average net assets:


                            Custodian Servicing Fees
                            ------------------------

       Average net assets                       .02 of 1%*
       ------------------
       * Subject to a minimum fee of $3,000


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend-disbursing agent for the Fund. U.S. Bancorp is compensated based on an annual fee per open account of $14 (subject to a minimum annual fee of $22,500) plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. U.S. Bancorp also receives an annual fee per closed account of $14.

     From time to time, the Corporation, on behalf of the Fund, directly or indirectly through arrangements with the Adviser, the Distributor (as defined below) or U.S. Bancorp, may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially have interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying U.S. Bancorp for providing these services to the Fund's shareholders (i.e., $14 per account plus expenses).

                                 ADMINISTRATOR

     Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, U.S. Bancorp also performs accounting and certain compliance and tax reporting functions for the Corporation. For these services, U.S. Bancorp receives from the Corporation out-of-pocket expenses plus the following aggregate annual fees, based on the Fund's aggregate average net assets:

                          Administrative Services Fees

         First $200 million of average net assets                    .06 of 1%*

         Next $500 million of average net assets                     .05 of 1%

         Average net assets in excess of $700 million                .03 of 1%
         _____________________________
         * Subject to a minimum fee of $35,000.

                            Accounting Services Fees

         First $40 million of average net assets                     $22,000

         Next $200 million of average net assets                     .01 of 1%

         Average net assets in excess of $240 million                .005 of 1%

     For the fiscal year ended September 30, 2008, U.S. Bancorp received $35,661 from the Fund under the Fund Administration Servicing Agreement and $24,504 from the Fund under the Fund Accounting Servicing Agreement. For the fiscal year ended September 30, 2009, U.S. Bancorp received $35,795 from the Fund under the Fund Administration Servicing Agreement and $22,972 from the Fund under the Fund Accounting Servicing Agreement. For the fiscal year ended September 30, 2010, U.S. Bancorp received $37,446 from the Fund under the Fund Administration Servicing Agreement and $23,792 from the Fund under the Fund Accounting Servicing Agreement.


                      DISTRIBUTOR AND PLAN OF DISTRIBUTION

DISTRIBUTOR

     Under a distribution agreement dated November 25, 2003 (the "Distribution Agreement"), Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as principal distributor of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which shares are offered for sale by the Fund continuously at net asset value per share without the imposition of a sales charge. Pursuant to the terms of the Distribution Agreement, the Distributor receives from the Corporation out-of-pocket expenses plus an annual fee equal to the greater of (i) $15,000 or (ii) .01% of the Fund's net assets, computed daily and payable monthly. As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the distribution and shareholder servicing fees payable under the 12b-1 Plan (as defined below). All or a portion of the distribution and shareholder servicing fee may be used by the Distributor to pay such expenses under the distribution and shareholder servicing plan discussed below.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes it to pay the Distributor, in its capacity as the principal distributor of Fund shares, or any Recipient (as defined below) a distribution and shareholder servicing fee of up to 0.25% per annum of the Fund's average daily net assets. Under the terms of the 12b-1 Plan, the Corporation or the Distributor may pay all or a portion of this fee to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement (the "Related Agreement"). The 12b-1 Plan is a "reimbursement" plan, which means that the fees paid by the Fund are intended as reimbursement for services rendered up to the maximum allowable fee. If more money for services rendered is due than is immediately payable because of the expense limitation under the 12b-1 Plan, the unpaid amount is carried forward from period to period while the 12b-1 Plan is in effect until such time as it may be paid. No interest, carrying or other forward charge will be borne by the Fund with respect to unpaid amounts carried forward. The 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. The Board of Directors reviews the Fund's distribution and shareholder servicing fee payments in connection with its determination as to the continuance of the 12b-1 Plan.

     The 12b-1 Plan, including forms of Related Agreements, has been unanimously approved and reapproved by a majority of the Board of Directors of the Corporation, and of the members of the Board who are not "interested persons" of the Corporation as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any Related Agreements (the "Disinterested Directors") voting separately. The 12b-1 Plan, and any Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Corporation's Board of Directors and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan or the Related Agreement, as applicable. In addition, the 12b-1 Plan and any Related Agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Related Agreement only). Payment of the distribution and shareholder servicing fee is to be made monthly. The Distributor and/or Recipients will provide reports or invoices to the Corporation of all amounts payable to them (and the purposes for which the amounts were expended) pursuant to the 12b-1 Plan.

INTERESTS OF CERTAIN PERSONS

     With the exception of the Adviser, in its capacity as the Fund's investment adviser, and the Distributor, in its capacity as principal distributor of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is not an "interested person" has or had a direct or indirect financial interest in the 12b-1 Plan or any Related Agreement.

ANTICIPATED BENEFITS TO THE FUND

     The Board of Directors considered various factors in connection with its decision to continue the 12b-1 Plan, including: (a) the nature and causes of the circumstances which make continuation of the 12b-1 Plan necessary and appropriate; (b) the way in which the 12b-1 Plan addresses those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the 12b-1 Plan to other distribution efforts of the Fund; and (f) the possible benefits of the 12b-1 Plan to any other person relative to those of the Fund.

     Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the 12b-1 Plan was reasonably likely to benefit the Fund and its shareholders in at least one or several potential ways. Specifically, the Board concluded that the Distributor and any Recipients operating under Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Fund if a 12b-1 Plan were not in place to reimburse them, thus making the adoption of such 12b-1 Plan important to the initial success and thereafter, continued viability of the Fund. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the continuation of the 12b-1 Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

     While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the 12b-1 Plan.

AMOUNTS PAID UNDER THE PLAN


     For the fiscal year ended September 30, 2008, pursuant to the terms of the 12b-1 Plan, the Fund paid $16,772. Of this amount, $0 was spent on printing of annual reports and for literature fulfillment for other than current shareholders and $204 was paid to broker-dealers. In such period, the Distributor received $16,568 of the amounts paid under the 12b-1 Plan. For the fiscal year ended September 30, 2009, pursuant to the terms of the 12b-1 Plan, the Fund paid $17,312. Of this amount, $0 was spent on printing of annual reports and for literature fulfillment for other than current shareholders and $129 was paid to broker-dealers. In such period, the Distributor received $17,183 of the amounts paid under the 12b-1 Plan. For the fiscal year ended September 30, 2010, pursuant to the terms of the 12b-1 Plan, the Fund paid $19,135. Of this amount, $0 was spent on printing of annual reports and for literature fulfillment for other than current shareholders and $10 was paid to broker-dealers. In such period, the Distributor received $19,125 of the amounts paid under the 12b-1 Plan.

     The Fund and the Adviser have entered into agreements with broker-dealers whereby Fund shares are made available for purchases/sales on the broker-dealers' mutual fund platforms. The Adviser paid an upfront fee of $6,000 to National Investor Services Corp. for inclusion on the TD Ameritrade mutual fund platform. In addition, the Adviser has paid monthly fees to NISC, calculated at the rate of 0.35% of average daily net assets held on that platform. Similarly, the Adviser paid an upfront fee of $18,000 to Charles Schwab & Co., Inc. for inclusion in the Schwab Mutual Fund MarketPlace with Mutual Fund OneSource services. In addition, the Adviser has paid monthly fees to Schwab, calculated at the rate of 0.40% of average daily net assets held on that platform. No payments were made pursuant to any of these agreements during fiscal year 2010, and the Fund is currently listed on the Schwab platform. The Fund and the Adviser may elect to pursue inclusion on other mutual fund platforms with similar agreements. The Adviser may seek reimbursement from the Fund for amounts advanced under these agreements under the Adviser's 12b-1 Related Agreement with the Fund.


     The Fund has executed Rule 12b-1 Related Agreements with certain broker-dealers whereby the broker-dealer is compensated for providing distribution and marketing services in the promotion of the Fund's shares. The Fund may seek to execute Rule 12b-1 Related Agreements with additional broker-dealers in the future. The Adviser may pay compensation in addition to amounts paid by the Fund under 12b-1 Related Agreements.

                    PURCHASE, EXCHANGE AND PRICING OF SHARES

APPLICATIONS

     In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-870-8039 if you need additional assistance when completing your Application. If the Fund does not have a reasonable belief of the identity of a customer, the account may be rejected or the customer may not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

AUTOMATIC INVESTMENT PLAN

     The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking account. The minimum initial investment for investors using the AIP is $1,000. To establish the AIP, complete the appropriate section in the shareholder application. Under certain circumstances (such as discontinuation of the AIP before the Fund's minimum initial investment is reached), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

     Under the AIP, you may choose to make monthly investments on the days of your choosing (or the next business day thereafter) from your financial institution in amounts of $100 or more. There is no service fee for participating in the AIP. However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account. You can set up the AIP with any financial institution that is a member of Automated Clearing House.

     The AIP is a method of using dollar cost averaging, which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

INDIVIDUAL RETIREMENT ACCOUNTS

     In addition to purchasing Fund shares as described in the Prospectus under "How to Purchase Shares," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs"). The Fund offers the following types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     TRADITIONAL IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     ROTH IRA. In a Roth IRA (sometimes known as the American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, 5 years and until attaining age 59-1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $5,000 for 2010 and 2011 or 100% of the investor's compensation (earned income). Individuals who have reached the year they will become 50 years old are eligible to make catch-up contributions in the amount of $1,000 for 2010 and 2011. An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     SIMPLIFIED EMPLOYEE PENSION PLAN. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established by executing Form 5305-SEP together with setting up a SEP-IRA for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant the lesser of $49,000 or 25% of compensation (disregarding for this purpose compensation in excess of $245,000 per year). The $49,000 and $245,000 limits are for 2010 and 2011; the limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements. A SEP-IRA may be converted to a Roth IRA (tax will be due on the conversion amount in the tax year of the conversion).

     SIMPLE IRA. An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions to the SIMPLE IRA of up to $11,500 per year for 2010 and 2011. The limit is increased periodically for cost of living increases. Individuals who have reached the year they will become 50 years old are eligible to make catch-up contributions in the amount of $2,500 for 2010 and 2011. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE or Form 5305-SIMPLE together with setting up an IRA for each eligible employee. After the two-year funding period, a SIMPLE IRA can be converted to a Roth IRA (tax will be due on the conversion amount in the tax year of the conversion) or transferred to another IRA account.

     Under current IRS regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven calendar days after receiving the disclosure statement and obtain a full refund of their contributions (days will be counted from the date of the post mark). U.S. Bancorp, the Fund's custodian, may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-calendar day revocation period. U.S. Bancorp does not anticipate that it will exercise its discretion but reserves the right to do so.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders may set up automatic withdrawals from their Fund accounts at regular intervals. To begin distributions, a shareholder's account must have an initial balance of $50,000 and at least $250 per payment must be withdrawn. To establish the systematic withdrawal plan ("SWP"), the appropriate section in the shareholder application must be completed. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated on the shareholder application. The amount or frequency of withdrawal payments may be varied or temporarily discontinued by calling 1-800-870-8039. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust a shareholder's account. If the amount remaining in a shareholder's account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

MONEY MARKET EXCHANGE

     As a service to our shareholders, the Fund has established a program whereby our shareholders can exchange shares of the Fund for shares of the First American Treasury Obligations Fund (the "First American Fund"). Exchange requests are available for exchanges of $2,500 or more. The First American Fund is a no-load money market fund managed by an affiliate of U.S. Bancorp. The First American Fund is unrelated to the Corporation or the Fund. However, the Distributor may be compensated by the First American Fund for servicing and related services provided in connection with exchanges made by shareholders of the Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into the First American Fund, please read the prospectus, which may be obtained by calling 1-800-870-8039. There is no charge for written exchange requests. U.S. Bancorp will, however, charge a $5 fee for each exchange transaction that is executed via the telephone.

     AN EXCHANGE FROM THE FUND TO THE FIRST AMERICAN FUND IS TREATED THE SAME AS AN ORDINARY SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES AND YOU WILL REALIZE A CAPITAL GAIN OR LOSS. AN EXCHANGE IS NOT A TAX-FREE TRANSACTION.

PRICING OF SHARES

     Shares of the Fund are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form by a dealer, the Distributor or U.S. Bancorp, the Fund's transfer agent.

     The net asset value per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

     In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the sales price at the close of regular trading on the national securities exchange (other than The Nasdaq Stock Market, Inc. ("Nasdaq")) on which such securities are primarily traded; however, securities traded on a national securities exchange for which there were no transactions on a given day, and securities not listed on a national securities exchange, are valued at the average of the most recent bid and asked prices. The Fund values securities traded on Nasdaq at the Nasdaq Official Closing Price. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

                              REDEMPTIONS IN KIND

     The Fund has filed a notification under Rule 18f-1 of the 1940 Act, pursuant to which it has agreed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000 or (ii) 1% of the Fund's net asset value, valued at the beginning of the election period. The Fund intends also to pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.

                              TAXATION OF THE FUND

     The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Code, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, the Fund's independent registered public accounting firm audited the Fund's reports and financial statements for the fiscal years ending September 30, 2006 through September 30, 2010.


                              FINANCIAL STATEMENTS

     The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report dated September 30, 2010, as filed with the Securities and Exchange Commission:

     (a)  Report of Independent Registered Public Accounting Firm.

     (b)  Schedule of Investments as of September 30, 2010.

     (c)  Statement of Assets and Liabilities as of September 30, 2010.

     (d)  Statement of Operations for the year ended September 30, 2010.

     (e) Statements of Changes in Net Assets for the years ended September 30, 2010 and September 30, 2009.

     (f) Financial Highlights for the years ended September 30, 2010, September 30, 2009, September 30, 2008, September 30, 2007, and September 30, 2006.

     (g)  Notes to the Financial Statements.

                                    APPENDIX

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM DEBT CREDIT RATINGS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

         Short term credit ratings:

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      See   www.standardandpoors.com   for   further   information.  Information
contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                        MOODY'S SHORT-TERM RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 Issuers (or supporting institutions) rated 'Prime-1' have a superior ability to repay short-term debt obligations.

     P-2 Issuers (or supporting institutions) rated 'Prime-2' have a strong ability to repay short-term debt obligations.

     P-3 Issuers (or supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of short-term obligations.

     NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating. See www.moodys.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                 FITCH INTERNATIONAL SHORT-TERM CREDIT RATINGS

     Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency or make transfers between sovereign jurisdictions.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      F-1  HIGHEST  CREDIT  QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F-2  GOOD  CREDIT QUALITY. A good capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F-3  FAIR  CREDIT  QUALITY.  The  capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

      B   SPECULATIVE.   Minimal   capacity  for  timely  payment  of  financial
                    commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

      C  HIGH  DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D  DEFAULT.  Indicates  a  broad-based default event for an entity, or the default of a specific short-term obligation.

         NOTES TO INTERNATIONAL LONG-TERM AND SHORT-TERM RATINGS:

     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

     Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

     Fitch's ratings on U.S. public finance debt securities measure credit quality relative to other U.S. public finance debt securities.

     Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

     Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

     Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

     'PIF' indicates that the tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

     'NR' denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

     'WD' indicates that the rating has been withdrawn and is no longer maintained by Fitch.

     See www.fitchratings.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                               LONG-TERM RATINGS

                STANDARD & POOR'S LONG-TERM DEBT CREDIT RATINGS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated 'BB', 'B', 'CCC, 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par

      PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating , or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      See   www.standardandpoors.com   for   further   information.  Information
contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                           MOODY'S LONG-TERM RATINGS

      Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

     AAA Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     BAA Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     BA Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B Obligations rated B are considered speculative and are subject to high credit risk.

     CAA Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody's general long-term scale. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

     1) Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

     2)   Notes allowing for negative coupons, or negative principal;

     3) Notes containing any provision that could obligate the investor to make any additional payments;

     4)   Notes containing provisions that subordinate the claim.

      For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

     For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                  FITCH INTERNATIONAL LONG-TERM CREDIT RATINGS

     Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency or make transfers between sovereign jurisdictions.

     The following ratings scale applies to foreign currency and local currency ratings.

                                INVESTMENT GRADE

      AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA  VERY HIGH CREDIT QUALITY. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A  HIGH  CREDIT  QUALITY.  'A'  ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB  GOOD  CREDIT QUALITY. 'BBB' ratings indicate that there are currently expectations of low default risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                               SPECULATIVE GRADE

      BB   SPECULATIVE.   'BB'  ratings  indicate  that  there  is  an  elevated
                    vulnerability to default risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B  HIGHLY SPECULATIVE. For issuers and performing obligations, 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with outstanding potential for recovery. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

      CCC For issuers and performing obligations, default is a real possibility.
                    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior).

      CC  For  issuers  and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR3' (good).

      C  For  issuers  and  performing  obligations,  default  is  imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR4' (average), 'RR5' (below average) or 'RR6' (poor).

      RD  Indicates  an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or execution of a coercive debt exchange on one or more material financial obligations.

      D  Indicates  an  issuer  that  in Fitch Ratings' opinion has entered into
                    bankruptcy     filings,     administration,    receivership,
                    liquidation or other winding-up or cessation of business.

                    Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

                    Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

                    Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.


     See www.fitchratings.com for further information. Information contained in such website is deemed not to be a part of the Fund's Prospectus or this Statement of Additional Information.

                                     PART C

                               OTHER INFORMATION

Item 28. Exhibits

(a)     Registrant's Articles of Incorporation(1)

(b)     Registrant's By-Laws(1)

(c)     None

(d)     Investment Advisory Agreement(8)

(e)     Distribution Agreement with Quasar Distributors, LLC(7)

(f)     None

(g)     Custodian Servicing Agreement with Firstar Bank Milwaukee, N.A. (4) (2)

(h)

(h.1) Transfer Agent Servicing Agreement with Firstar Mutual Fund Services, LLC(5) (2)

(h.2) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC(5) (2)

(h.3) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC(5) (2)

(h.4) Fulfillment Servicing Agreement with Firstar Mutual Fund Services, LLC(5) (2)

(h.5)   Expense Cap/Reimbursement Agreement(9)

(h.6) Amendment No. 1 to Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC(6)

(i)     Opinion and Consent of legal counsel (3)

(j)     Consent of Tait, Weller & Baker LLP*

(k)     None

(l)         Subscription Agreement with Kirr, Marbach & Company, LLC(3)

(m)     Rule 12b-1 Distribution and Shareholder Servicing Plan(3)

(n)     None

(o)     Reserved

(p)     Amended and Restated Code of Ethics(8)

--------------------------------------------------------------------------------

(1) Incorporated by reference to Registrant's Form N-1A as filed with the Commission on October 16, 1998.

(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 1 as filed with the Commission on January 28, 2000.

(3) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 as filed with the Commission on December 9, 1998.

(4)     Now known as U.S. Bank, N.A.

(5)     Now known as U.S. Bancorp Fund Services, LLC.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 as filed with the Commission on January 28, 2003.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 as filed with the Commission on January 28, 2004.

(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 8 as filed with the Commission on January 27, 2006.

(9) Incorporated by reference to Registrant's Post-Effective Amendment No. 12 as filed with the Commission on December 30, 2009.


*       Filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

      Registrant neither controls any person nor is under common control with any other person.

Item 30. Indemnification

      Article VI of Registrant's By-Laws provides as follows:

                           ARTICLE VI INDEMNIFICATION

     The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or, at its request, any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the 1940 Act and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 31. Business and Other Connections of the Investment Adviser

     Besides serving as investment adviser to private accounts, the Adviser is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, profession, vocation or employment of a substantial nature of each of the Adviser's directors and officers is hereby incorporated by reference from the information contained under "Directors and Officers" in the SAI.

Item 32. Principal Underwriters


     (a) The Distributor also acts as principal underwriter for Academy Fund Trust, ActivePassive Funds, Akre Funds, Al Frank Funds, Allied Asset Advisors Funds, Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, American Trust, Appleton Group, Artio Global Funds, Ascentia Funds, Barrett Growth Fund, Brandes Investment Trust, Brandywine Blue Funds, Inc., Bridges Investment Fund, Inc., Bright Rock Funds, Brown Advisory Funds, Buffalo Funds, CAN SLIM Select Growth Fund, Capital Advisors Funds, Chase Funds, Coldstream Funds, Congress Fund, Cookson Peirce, Country Funds, Cushing MLP Funds, Davidson Funds, DoubleLine Funds, DSM Capital Funds, Edgar Lomax Value Fund, Empiric Funds, Inc., Evermore Global Investors Trust, FIMCO Funds, First American Investment Funds, Inc., First American Strategy Funds, Inc., First American Funds, Inc., Fort Pitt Capital Group, Inc., Fund X Funds, Geneva Advisors Funds, Gerstein Fisher Funds, Glenmede Fund, Inc., Glenmede Portfolios, Greenspring Fund, Grubb & Ellis, Guinness Atkinson Funds, Harding Loevner Funds, Hennessy Funds, Inc., Hennessy Mutual Funds, Inc., Hodges Fund, Hotchkis and Wiley Funds, Huber Funds, Intrepid Capital Management, Jacob Funds, Inc., Jensen Funds, Keystone Mutual Funds, Kiewit Investment Fund L.L.L.P., LKCM Funds, Mariner Funds, Marketfield Fund, Masters' Select Fund Trust, Matrix Asset Advisors, Inc., McCarthy Fund, Monetta Fund, Inc., Monetta Trust, MP63 Fund, Muhlenkamp (Wexford Trust), Newgate Capital Fund, Nicholas Funds, Nieman Tactical Return Fund, O'Shaughnessy Funds, Osterweis Funds, Performance Trust Mutual Funds, Perkins Capital Management, Permanent Portfolio Funds, Perritt Opportunities Funds, Phocas Financial Funds, PIA Funds, PineBridge Funds, Poplar Forest Partners Fund, Portfolio 21, PRIMECAP Odyssey Funds, Prospector Funds, Purisima Funds, Quaker Investment Trust, Rainier Funds, RBC Funds Trust, Schooner Investment Group, SCS Financial Funds, Smead Value Fund, Snow Fund, Stephens Management Co., Teberg Fund, Thompson Plumb (TIM), Thunderstorm Mutual Funds, TIFF Investment Program, Inc., Tygh Capital Management, USA Mutual Funds, Villere Fund, Wall Street Fund, Windowpane Advisors, LLC, Winslow Green Mutual Funds, Wisconsin Capital Funds, Inc., WY Funds.


     (b) The principal business address of Quasar Distributors, LLC ("Quasar"), the Registrant's principal underwriter, is 615 East Michigan Street, Milwaukee, Wisconsin 53202. This address is also the address for each of Quasar's officers and directors. Information relating to each director and officer of Quasar is provided in the table below.

                                            Positions              Positions and
                                           and Offices                Offices
                 Name                   With Underwriter         With Registrant

        James Robert Schoenike       President, Board Member            None

           Andrew M. Strnad                 Secretary                   None

             Susan LaFond                   Treasurer                   None

             Joseph Bree         Financial Operations Principal         None

             Teresa Cowan              Assistant Secretary              None

            John Kinsella              Assistant Treasurer              None

             Joe Redwine                  Board Member                  None

             Robert Kern                  Board Member                  None

         Eric Walter Falkeis              Board Member                  None

     (c)  None.

Item 33. Location of Accounts and Records

     All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are in the possession of Kirr, Marbach & Company, LLC, Registrant's investment adviser, at Registrant's corporate offices, except records held and maintained by 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, relating to its function as custodian, and U.S. Bancorp Fund Services, LLC, Third Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to its function as transfer agent, administrator and fund accountant.

Item 34. Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

         None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus and State of Indiana on the 30th day of December, 2010.


                                         KIRR, MARBACH PARTNERS FUNDS, INC.
                                         (Registrant)


                                         By:     /s/ Mark D. Foster
                                                 Mark D. Foster, Chairman and
                                                 President

     Each person whose signature appears below constitutes and appoints Mark D. Foster, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments to this Registration Statement and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

      Name                         Title                                  Date


/s/ Mark D. Foster       Director, Chairman and President   December 30, 2010
Mark D. Foster

/s/ Mickey Kim           Director, Vice President,          December 30, 2010
Mickey Kim               Treasurer,Secretary and
                         Chief Compliance Officer

/s/ Jeffrey N. Brown     Director                           December 30, 2010
Jeffrey N. Brown

/s/ Mark E. Chesnut      Director                           December 30, 2010
Mark E. Chesnut

/s/ John F. Dorenbusch   Director                           December 30, 2010
John F. Dorenbusch

                                 EXHIBIT INDEX

Item 28. Exhibits

(j) Consent of Tait, Weller & Baker LLP